UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2021 (April 6, 2021)

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660
Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2021, CytoDyn Inc. (the “Company”) entered into an Exclusive Supply and Distribution Agreement (the “Agreement”) with Biomm S.A., a Brazilian pharmaceutical company engaged in the business of manufacturing and distributing pharmaceutical products in Brazil (“Biomm”), pursuant to which Biomm would hold the exclusive right to distribute and sell the Company’s product, Vyrologix™ (leronlimab), in Brazil, once regulatory approval has been received. The Agreement provides for the sale of Vyrologix upon approval by the Brazilian National Health Surveillance Agency or Agência Nacional de Vigilância Sanitária (“ANVISA”).

Under the Agreement, the Company has appointed Biomm as the exclusive distributor for Vyrologix in Brazil, agreed to supply Vyrologix to Biomm, and agreed not to supply Vyrologix or the rights to import, distribute, resell or market Vyrologix to any other public or private entity in Brazil without Biomm´s consent and participation. Biomm is responsible for submitting an application for Authorization for Emergency Use for COVID-19 treatment in accordance with the laws and regulations in Brazil following regulatory clearance. Biomm will, at its cost, with the assistance of the Company, prepare the transfer, translation and interpretation of the relevant data and materials submitted by the Company to the U.S. Federal Drug Administration to the extent necessary to complete the relevant filings with ANVISA and all applicable local regulatory agencies, and translate the proposed label and summaries of the clinical information for filing with the local healthcare regulatory authorities and all other applicable regulatory authorities, and take such other actions, at its own cost, as are necessary to obtain and maintain all governmental approvals, authorizations, licenses, permits, registrations and consents that are, or may in the future be, required for the parties to perform under the Agreement.

The term of the Agreement will remain in effect until formal regulatory approval for the sale of Vyrologix in Brazil has been received. For application of formal regulatory approval of Biomm as the marketing authorization holder in Brazil, the Company and Biomm agree to amend the Agreement to describe the specific regulatory and commercial terms of approval. Either Party may terminate the Agreement (i) for cause, if the other party has materially breached any of its obligations and has not cured such breach after being given the reasonable opportunity to do so, (ii) upon the bankruptcy or insolvency of the other party, (iii) upon continuation of a force majeure event that prevents performance of the other party for more than 120 days, (iv) in the event that ANVISA makes a final, non-appealable decision to not approve Vyrologix for emergency use or withdraws approval of its emergency use authorization, or (v) if the other party’s license to conduct its business expires, is not renewed, or is revoked or suspended, or such party becomes legally disqualified for any reason from importing, exporting, distributing, promoting or selling Vyrologix in Brazil, or otherwise from performing its obligations under this Agreement.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, which the Company intends to file as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021.

Item 7.01 Regulation FD Disclosure

On April 7, 2021, the Company issued a press release announcing its entry into the Exclusive Supply and Distribution Agreement with Biomm as described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about Vyrologix, its ability to have positive health outcomes, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales once approval has been granted. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the sufficiency of the Company’s cash position, (ii) the Company’s ability to raise additional capital to fund its operations, (iii) the Company’s ability to meet its debt obligations, if any, (iv) the Company’s ability to enter into partnership or licensing arrangements with third parties, (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion, (vi) the Company’s ability to achieve approval of a marketable product, (vii) the design, implementation and conduct of the Company’s clinical trials, (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results, (ix) the market for, and marketability of, any product that is approved, (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products, (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process, (xii) general economic and business conditions, (xiii) changes in foreign, political, and social conditions, and (xiv) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 7, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Dated: April 12, 2021	By:	/s/ Michael D. Mulholland
Michael D. Mulholland
Chief Financial Officer